                           Oppenheimer Global Opportunities Fund
                                Oppenheimer Main Street Fund
                          Oppenheimer Quest Opportunity Value Fund
                               Oppenheimer Strategic Income Fund
                                   Oppenheimer Value Fund

                        Prospectus Supplement dated October 2, 2006

     This supplement amends the Prospectus of each of the above-referenced Funds
(each a "Fund" and  together  the  "Funds")  and is in addition to any  existing supplements.

     For each of the Funds,  effective  October 2, 2006 the  Prospectus  section titled "About the Fund's  Investments - Other Investment  Strategies" is amended by adding the  following  paragraph  immediately  preceding  the section  titled
"Temporary Defensive and Interim Investments":

     Investments in  Oppenheimer  Institutional  Money Market  Fund.The Fund can
invest its free cash balances in the Class E shares of Oppenheimer Institutional
Money  Market Fund,  to seek current  income  while  preserving  liquidity.  The
Oppenheimer  Institutional Money Market Fund is a registered open-end management investment  company,  regulated  as a money  market  fund  under the  Investment
Company  Act of 1940,  as  amended.  It  invests  in a  variety  of  short-term, high-quality,  dollar-denominated  money market  instruments  issued by the U.S.
government,  domestic and foreign corporations and financial  institutions,  and other entities.  As a shareholder,  the Fund will be subject to its proportional share of the  Oppenheimer  Institutional  Money Market  Fund's Class E expenses, including  its advisory  fee.  However,  the Manager will waive a portion of the
Fund's  advisory  fee to the  extent of the  Fund's  share of the  advisory  fee paid by the Oppenheimer Institutional Money Market Fund.

October 2, 2006                                                PS0000.022